iShares®

iShares, Inc.

Supplement dated July 24, 2008

to the Statement of Additional Information (“SAI”) dated January 1, 2008 (as revised February 25, 2008),

for the iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund,

iShares MSCI Belgium Index Fund, iShares MSCI Brazil Index Fund,

iShares MSCI Canada Index Fund, iShares MSCI Emerging Markets Index Fund,

iShares MSCI EMU Index Fund, iShares MSCI France Index Fund,

iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund,

iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund,

iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund,

iShares MSCI Netherlands Index Fund, iShares MSCI Pacific ex-Japan Index Fund,

iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund,

iShares MSCI South Korea Index Fund, iShares MSCI Spain Index Fund,

iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund,

iShares MSCI Taiwan Index Fund and iShares MSCI United Kingdom Index Fund

The information in this Supplement updates the information in, and should be read in conjunction with, the SAI.

Effective July 23, 2008, the second paragraph under the heading titled “Capital Stock” on page 38 is replaced by the following:

Each share issued by a Fund has a pro rata interest in the assets of that Fund. The Company is currently authorized to issue 16.35 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI BRIC Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Chile Index Fund, 200 million shares; the iShares MSCI Emerging Markets Index Fund, 1 billion shares; the iShares MSCI EMU Index Fund, 1 billion shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Japan Small Cap Index Fund, 500 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares; the iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 400 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-F-030-07008

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